UCBH HOLDINGS, INC.
AND
UNTIED COMMERCIAL BANK

BOARD OF DIRECTORS RESOLUTION
FIXING DIRECTORS FEES FOR 2005

January 27, 2005

     RESOLVED, That each independent director be paid Fifty Thousand Dollars ($50,000) as annual compensation for membership on the Boards of Directors of UCBH Holdings, Inc. (“UCBH”) and United Commercial Bank (“UCB”) for the fiscal year ending on the 31st day of December 2005; and

     RESOLVED FURTHER, That the Lead Director be paid Six Thousand Dollars ($6,000) as annual compensation for serving as the Lead Director of the Boards of Directors of UCBH and UCB for the fiscal year ending on the 31st day of December 2005;

     RESOLVED FURTHER, That the chairperson of the Audit Committee be paid Ten Thousand Dollars ($10,000) as annual compensation for serving as the chairperson of the Audit Committee of the Boards of Directors of UCBH and UCB for the fiscal year ending on the 31st day of December 2005;

     RESOLVED FURTHER, That the chairperson of the Credit Committee be paid Ten Thousand Dollars ($10,000) as annual compensation for serving as the chairperson of the Credit Committee of the Boards of Directors of UCBH and UCB for the fiscal year ending on the 31st day of December 2005;

     RESOLVED FURTHER, That chairperson of the Nominating Committee be paid Six Thousand Dollars ($6,000) as annual compensation for serving as the chairperson of the Nominating Committee of the Boards of Directors of UCBH and UCB for the fiscal year ending on the 31st day of December 2005;

     RESOLVED FURTHER, That the chairperson of the Investment Committee be paid Six Thousand Dollars ($6,000) as annual compensation for serving as the chairperson of the Investment Committee of the Boards of Directors of UCBH and UCB for the fiscal year ending on the 31st day of December 2004;

     RESOLVED FURTHER, That the chairperson of the Human Resources Committee be paid Six Thousand Dollars ($6,00) as annual compensation for serving as the chairperson of the Human Resources Committee of the Boards of Directors of UCBH and UCB for the fiscal year ending on the 31st day of December 2005;

     RESOLVED FURTHER, That each independent director be paid Four Thousand Dollars ($4,000) as annual compensation for membership on and services to each committee of the Boards of Directors of UCBH and UCB to which he/she is appointed; and

     RESOLVED FURTHER, That the traveling and other expenses incurred by each independent director in attending any meeting of the board or of any board committee on which he/she is a member shall be reimbursed by UCBH and UCB.